UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2017

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issue of Notes by Western Power Distribution (South West) plc

Pursuant to a Subscription Agreement, dated November 14, 2017, by and among Western Power Distribution (South West) plc (the "Issuer"), HSBC Bank plc, Mizuho International plc, The Royal Bank of Scotland plc (trading as NatWest Markets) (together the "Joint Lead Managers and Active Joint Bookrunners"), Banco Santander, S.A., Barclays Bank PLC, Lloyds Bank plc, Merrill Lynch International, MUFG Securities EMEA plc and RBC Europe Limited (as Joint Lead Managers and Passive Joint Bookrunners, and collectively with the Joint Lead Managers and Active Joint Bookrunners, the "Managers"), the Issuer agreed to issue and the Managers agreed to subscribe for £250 million aggregate principal amount of 2.375% Notes due May 2029 (the "Notes"). The Issuer is an indirect wholly owned subsidiary of Western Power Distribution plc which is ultimately owned by PPL Corporation ("PPL"). The Notes were issued on a standalone basis pursuant to the Final Terms of the Notes ("Final Terms") which supplements the base prospectus set forth in the Issuer’s £3,000,000,000 Euro Medium Term Note Programme dated September 15, 2017. On November 16, 2017, the Issuer issued the Notes and received proceeds of £246,721,250, net of fees paid to the Managers of the offering. The net proceeds from the offering will be used by the Issuer for general corporate purposes (including the re-financing of existing debt). The Notes have been admitted to the official list of the UK Listing Authority and have been admitted to trading on the London Stock Exchange's Regulated Market.

A copy of the Final Terms is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the actual terms of the exhibits filed herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1.1	Final Terms, dated November 14, 2017, of Western Power Distribution (South West) plc £250,000,000 2.375% Notes due May 2029.

4.1
Trust Deed, dated November 6, 2015, by and among Western Power Distribution (South West) plc as Issuer, and HSBC Corporate Trustee Company (UK) Limited as Note Trustee (Exhibit 4.1 to PPL Corporation’s Form 8-K Report (File No. 1-11459) dated November 6, 2015).

4.2
Agency Agreement, dated November 6, 2015, by and among Western Power Distribution (Southwest) plc as Issuer, HSBC Corporate Trustee Company (UK) Limited and HSBC Bank plc as Principal Paying Agent (Exhibit 4.2 to PPL Corporation’s Form 8-K Report (File No. 1-11459) dated November 6, 2015).

4.3
Subscription Agreement, dated November 14, 2017, by and among Western Power Distribution(South West) plc as Issuer, HSBC Bank plc, Mizuho International plc, The Royal Bank of Scotland plc (trading as NatWest Markets), Banco Santander, S.A., Barclays Bank PLC, Lloyds Bank plc, Merrill Lynch International, MUFG Securities EMEA plc and RBC Europe Limited.

4.4
£3,000,000,000 Euro Medium Term Note Programme entered into by Western Power Distribution (East Midlands) plc, Western Power Distribution (South Wales) plc, Western Power Distribution (South West) plc and Western Power Distribution (West Midlands) plc dated as of September 15, 2017 (Exhibit 4(b) to PPL Corporation’s Report on Form 10-Q (File No. 1-11459) dated November 1, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  November 16, 2017